UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant          ☑

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VISION INDUSTRIES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule a-II (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule a-II(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

VISION INDUSTRIES CORP.

2230 E. Artesia Blvd.

Long Beach, California 90805

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On August 22, 2014

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of Vision Industries Corp., a Florida corporation (“Vision”). The meeting will be held on Friday, August 22, 2014, at 11:00 a.m. local time at Vision’s offices for the following purposes:

1. To amend the articles of incorporation increasing the authorized capital to 10,000,000,000 shares.

2. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Special meeting was July 15, 2014. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Martin Schuermann

Chairman and Chief Executive Officer

Long Beach, California

August 1, 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on August 22, 2014 at 11:00 AM at 2230 E. Artesia Blvd., Long Beach, California 90805

The proxy statement and Special Report on Form 10-K are available at www.VisionMotorCorp.com.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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Proxy Statement for Special Meeting of Shareholders

VISION INDUSTRIES CORP.

2230 E. Artesia Blvd.

Long Beach, California 90805

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

To Be Held On August 22, 2014

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Proxy Statement for Special Meeting of Shareholders

VISION INDUSTRIES CORP.

2230 E. Artesia Blvd.

Long Beach, California 90805

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

To Be Held On August 22, 2014

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Vision Industries Corp. is soliciting your proxy to vote at the 2014 Special Meeting of Shareholders. You are invited to attend the Special meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about August 1, 2014 to all shareholders of record entitled to vote at the Special meeting.

What am I voting on?

There is one (1) matter scheduled for a vote:  (1) Amending the articles of incorporation to increase the authorized shares to 10,000,000,000.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

FOR increasing the authorized shares to 10,000,000,000 (Proposal 1)

Who can vote at the Special meeting?

Only shareholders of record at the close of business on July 15, 2014 will be entitled to vote at the Special meeting. On this record date, there were 138,279,647shares of Common Stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on July 15, 2014 your shares were registered directly in your name with our transfer agent, Island Stock Transfer, then you are a shareholder of record. If you are a shareholder of record, you may vote in person at the Special meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

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To vote in person, come to the Special meeting and we will give you a ballot when you arrive.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 15, 2014 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Special meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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Proxy Statement for Special Meeting of Shareholders

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of July 15, 2014. You may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. If you do not specify how to distribute your votes, by giving your proxy you are authorizing the proxyholders (the individuals named on your proxy card) to vote in their discretion.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted, as follows: FOR increasing the authorized shares to 10,000,000,000 shares. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards and proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of the shares, you may revoke your proxy in any one of following ways:

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You may submit another properly completed proxy card with a later date.

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You may send a timely written notice that you are revoking your proxy to our Secretary at 2230 E. Artesia Blvd., Long Beach, California 90805.

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You may attend the Special meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. For example, broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present however, will not be counted as votes for any director nominee.

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Proxy Statement for Special Meeting of Shareholders

How many votes are needed to approve each proposal?

For amending the articles of incorporation to increase the number of authorized shares of common stock, a majority of the votes cast need to be “For” amending.  Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 138,279,647shares of Common Stock outstanding and entitled to vote. Thus, the holders of 69,139,826 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present in person or represented by proxy at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Special meeting?

Preliminary voting results will be announced at the Special meeting. Final voting results will be published in our quarterly report on Form 10-Q for the nine months ended September 30, 2014.

What proxy materials are available on the internet?

This proxy statement and Form 10-K are available at www.VisionMotorCorp.com.

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Proxy Statement for Special Meeting of Shareholders

PROPOSAL 1 – INCREASE IN AUTHORIZED SHARES

Proposal

Our Articles of Incorporation currently authorize the issuance of up to 500 million shares of capital stock comprised of 498 million shares of Common Stock, as well as 2 million shares of preferred stock. If approved, this proposal would amend our Articles of Incorporation to increase the authorized shares of Common Stock to 9.998 Billion shares and leave the number of authorized shares of preferred stock unchanged. This proposal will have no impact on our currently outstanding shares.

If this Proposal No. 1 is approved, Article III(A) of our Articles of Incorporation will be amended and restated in its entirety to read as follows:

ARTICLE III

A.

Authorized Capital Stock.  The total authorized capital stock of the corporation shall be Ten Billion (10,000,000,000), consisting of 9,998,000,000 shares of common stock, par value $0.001 per share (the “common stock”), and 2,000,000 shares of preferred stock, par value of $0.001 per share, (the “preferred shares”) all or any part of which capital stock may be paid for in cash, in property or in labor and services at a fair valuation to be fixed by the Board of Directors. Such stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors.  Shares so issued, the full consideration for which has been paid or delivered, shall be deemed the fully paid up stock, and the holder of such shares shall not be liable for any further payment thereof.

Background

We began our operations as a public company in December 2008, at which time our authorized capital was 500,000,000 shares of common stock.

Over the years, we have conducted stock offerings, issued stock and stock options to employees and directors, and entered into various financing arrangements that included options or warrants to convert the amount owed into common stock.  As a result, on July 15, 2014, of the 500,000,000 authorized, we had 138,279,647 shares of common stock issued and outstanding. This does not include stock reserved to satisfy unexercised stock options and debt conversions.

Accordingly, we are seeking to increase our authorized shares of Common Stock to 9.998 billion shares. With this increased number of authorized shares, we expect that we will have a sufficient number of authorized but unissued shares to allow us to honor conversions of any debt and preferred stock and stock options and, for at least the next several years, to continue to issue additional shares of Common Stock as needed: (i) to raise additional capital, as necessary; (ii) as part of our equity-based compensation programs; and (iii) in connection with strategic transactions, including acquisitions of complementary products and technologies.

Appraisal Rights

No shareholder will be entitled to exercise appraisal rights or dissenter’s rights in connection with this proposal.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” Proposal 1. Proxies will be so voted unless shareholders specify otherwise in their proxies.

Vote Required

Because this proposal requires an amendment to the Company’s Articles of Incorporation, a quorum must be present and a majority of the votes cast need to be “For” amending.  Broker non-votes will have no effect.

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Proxy Statement for Special Meeting of Shareholders

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and Special reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding, “potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding “will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and Special report, please notify your broker, direct your written request to Vision Industries Corp., Secretary at 2230 E. Artesia Blvd., Long Beach CA 90805 or contact our Secretary at (310) 454-5658.  Shareholders who: a) currently receive multiple copies of the proxy statement at their address; and b) would like to request a “householding “status in regards to their communications should contact their broker.

OTHER MATTERS

Other Business

The Board of Directors knows of no other matters that will be presented for consideration at the Special meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Availability of Additional Information

We file annual, quarterly and current reports, proxy statements, and other information with the SEC.  A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 is available without charge on our website, www.visionindustries.com, or upon written request to: Secretary, Vision Industries Corp., 2230 E. Artesia Blvd., Long Beach, California 90805.   Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.  You may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549-2521. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. Information on our website is not incorporated by reference into, or made a part of, this proxy statement.

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It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY THE ACCOMPANYING PROXY. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors

Martin Schuermann

Chairman and Chief Executive Officer

August 1, 2014

Long Beach, California

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Proxy Statement for Special Meeting of Shareholders

PROXY

VISION INDUSTRIES CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 22, 2014

The undersigned hereby appoints Martin Schuermann as proxy of the undersigned, with full power of substitution, to vote all shares of stock of Vision Industries Corp. that the undersigned may be entitled to vote at the 2014 Special Meeting of Shareholders of Vision Industries Corp. to be held at Vision Industries Corp.’s offices located at 2230 E. Artesia Blvd., Long Beach CA 90805 on Friday, May 9th, 2014 at 11:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Please mark votes as in these examples:  ☑  or  ☒

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED ACCORDINGLY.

PROPOSAL 1.

1.

Amend the articles of incorporation to increase the total authorized capital stock to Ten Billion (10,000,000,000), consisting of 9,998,000,000 shares of common stock, par value $0.001 per share (the “common stock”), and 2,000,000 shares of preferred stock, par value of $0.001 per share, (the “preferred shares”).

☐ FOR ☐ AGAINST

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign. If signer is a partnership, please sign in partnership name and by authorized person.

Signature	Date

Print Name

Signature	Date

Print Name

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